Where Intelligence Meets Infrastructure® Baird’s 2016 Global Industrial Conference November 8, 2016

NON-GAAP FINANCIAL MEASURES In an effort to provide investors with additional information regarding the Company's results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non- GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as supplemental data in this presentation and have been posted online at www.muellerwaterproducts.com. PAGE 2

FORWARD-LOOKING STATEMENTS This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Undue reliance should not be placed on any forward-looking statements. We do not have any intent to update forward- looking statements, except as required by law. PAGE 3

OUR BUSINESS AND PRIMARY END MARKETS PORTFOLIO Fire Hydrants Valves Metering Systems Piping Component Systems Leak Detection and Pipe Condition Assessment 60% Repair and replacement of municipal water distribution and treatment systems 30% Residential construction* 90% Non-residential construction 5% Oil & gas 10% Natural gas utilities 5% Power/high pressure * Driven primarily by new community development FY2016 NET SALES: $1.1 BILLION Net sales: $716mm Net sales: $338mm 100% Municipal spending Net sales: $85mm PAGE 4

Leading provider of water infrastructure and flow control products and services in North America INVESTMENT HIGHLIGHTS Improved results driven by strong incremental operating leverage as end markets recover Leveraging Mueller brand and relationships to expand intelligent water technology offerings Leading brands in water infrastructure and one of the largest installed bases of iron gate valves and fire hydrants in the U.S. Increased investment and improved operating efficiencies are needed in water infrastructure industry Transformed Company by acquiring or developing new technologies, adjusting portfolio and improving processes Strengthened Company’s balance sheet through debt restructuring, lower debt levels and ongoing focus on free cash flow Industry-leading adjusted operating margins associated with Mueller Co. products PAGE 5

BUSINESS PERFORMANCE: LONG-TERM TARGETS TOP-LINE GROWTH Mueller Co. growth of >5% Mueller Technologies >15% EARNINGS LEVERAGE Mueller Co. adjusted EBITDA margins of 25% - 30% Mueller Technologies adjusted EBITDA margins of 20% Anvil adjusted EBITDA margins in mid-teens OTHER Free cash flow greater than adjusted net income Reducing working capital as a percentage of net sales PAGE 6

BROAD PRODUCT PORTFOLIO Note: All statistics are LTM ended September 30, 2016 (1) Mueller Co. adjusted operating income and adjusted EBITDA exclude certain other charges totaling $3.0 million. Anvil adjusted operating income and adjusted EBITDA exclude certain other charges totaling $2.3 million. Mueller Technologies adjusted operating loss and adjusted EBITDA exclude other charges totaling $0.9 million. Net Sales Adjusted Operating Income(Loss)(1) Depreciation & Amortization Adjusted EBITDA(1) Product and Services Portfolio $ 715.7 162.3 34.2 196.5 Fire Hydrants Iron Gate Valves Butterfly, Ball & Plug Valves $ 338.3 29.1 13.1 42.2 Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports Metering Systems Leak Detection and Pipe Condition Assessment (5.4) 4.8 (10.2) $ 84.9 $ in millions PAGE 7

INTELLIGENT WATER TECHNOLOGY™ Mueller Water Products manufactures and markets products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These products and services help utilities actively diagnose, monitor and control the delivery of safe, clean drinking water. PAGE 8

WATER INFRASTRUCTURE LANDSCAPE Company estimates based on internal analysis and information from trade associations and distributor networks, where available. #1 PRODUCT POSITION #1 PRODUCT POSITION #1 PRODUCT POSITION #2 PRODUCT POSITION PAGE 9

STRATEGY AND OBJECTIVES Maintain leadership positions with customers and end users Leverage the Mueller brand Develop value-added products and services Leverage distribution network Improve customer service levels Continue to enhance operational and organizational excellence Strengthen balance sheet Implemented Lean Six Sigma Consolidated plants Divested U.S. Pipe Acquire and invest in businesses and technologies that expand our portfolio or allow us to enter new markets Expand leak detection and pipe condition assessment domestically and internationally Expand Intelligent Water Technology offerings Develop fixed leak detection technology solutions Enhance Advanced Metering Infrastructure (AMI) system with longer-range communications capabilities, remote disconnect meter and consumer portal Capitalize on the large, attractive and growing water infrastructure markets worldwide PAGE 10

Significant Market Opportunities

Source: U.S. Census Bureau MARKET DRIVER: HOUSING STARTS Homebuilders’ confidence is one driver of housing starts, and confidence could increase due to improving job growth in a key demographic for household formation: Millennials Source: NAHB, October 2016 Forecast: Blue Chip Economic Indicators, September 2016 NAHB Housing Market Index - National (1987 – October 2016) Seasonally Adjusted Annualized Historical Housing Starts (1959 – September 2016) Seasonally Adjusted Annualized Rates-Units in 000’s 1959 to 2015: Average 1,443 Bottom of prior cycle April 2009 – lowest starts (499) since Census Bureau began keeping record in 1959 2017 Blue Chip Consensus forecast of 1,280 PAGE 12

THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING Valves and fire hydrants are typically replaced at the same time as pipes ASCE graded drinking water infrastructure a D(1) At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans (1) ASCE: 2013 Report Card for America’s Infrastructure (2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002 (3) EPA 2013 Drinking Water Needs Survey and Assessment PAGE 13

FUNDING WATER INFRASTRUCTURE REPAIR PAGE 14 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) EPA Clean Water and Drinking Water Infrastructure HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES(1) Long-term trends in consumer prices (CPI) for utilities (1953-2016) TOP WATER INDUSTRY ISSUES(2) UTILITY SOURCES OF FUNDING Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3) CPI for water and sewerage maintenance increased 3.8% for 12 months ended September 2016 (1) 90% funded at local level(4) Aging water and wastewater infrastructure Justifying capital improvement programs Managing capital costs Managing operational costs Resilience CPI Utilities (NSA 1982-1984 = 100) Information technology

GROWTH OPPORTUNITIES: SMART WATER FACTORS AFFECTING MUNICIPAL WATER SYSTEMS Water Conservation • 27% of U.S. experiencing drought conditions(1) • 240,000 water main breaks per year(2) • Up to 30% of treated water is lost or unaccounted for(3) • 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year(4) • Budget constraints • Capital spending prioritization (1) U.S. Drought Monitor – November 2016 (2) EPA Aging Water Infrastructure Research Program (3) Navigant Research (4) National Geological Survey Operational Efficiencies Non-Revenue Water Customer Service Focus • Awareness/education • Ongoing monitoring • Sustainability Mi.Data Consumer Portal PAGE 15

MUELLER TECHNOLOGIES: SOLUTIONS FOR TODAY & TOMORROW Smart Metering Leak Detection and Pipe Condition Assessment “In the wake of Flint, consumers appear more interested than ever in how their water supply is maintained and improved.” – Black & Veatch 2016 Strategic Directions in the U.S. Water Industry Mueller Systems’ National Operations Center INTELLIGENT WATER TECHNOLOGY™ • Longer-range AMI systems • Remote Disconnect Meter (RDM) • Leak detection • Consumer portal • Fixed transmission and distribution main leak detection / monitoring • Condition assessment 420 RDM Echologics’ acoustic fixed leak detection Utilize Existing Infrastructure PAGE 16

Leading domestic manufacturer of piping system components Significant FY2016 net sales from #1 or #2 product positions Customer service capabilities focused on quick delivery Domestically manufactured and domestically and internationally sourced products Network of over 1,000 distributors and 4,000 distributor locations Track record of solid adjusted EBITDA margins PAGE 17

ANVIL KEY MARKETS Non-Residential Construction Oil & Gas Power/High Pressure Mechanical, Industrial & Fire Protection Oil & Gas Power Need Development 90% 5% 5% Mechanical and Industrial: Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs Fire Protection: O-Lets, Grooved Fittings and Couplings, Iron Fittings, Staple Hangers, Pipe Nipples Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron/Steel Fittings Engineered Hangers Victaulic, Ward, Erico, Bonney Forge, Westbrook Victaulic, Ward, Tolco, Ceirco, Tyco Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital Lisega, Piping Tech, Bergen KEY MARKETS % FY2016 NET SALES MARKET DRIVERS PRODUCTS KEY COMPETITORS PAGE 18

MARKET DRIVER: NON-RESIDENTIAL CONSTRUCTION The non-residential construction market is showing improvement Source: IHS Data as of October 2016 Source: American Institute of Architects Data as of September 2016 Non-Residential Construction (Real $ in Billions) AIA Architectural Billing Index Diffusion Index (> 50 = expansion) PAGE 19 $2 91 $3 27 $3 37 $2 87 $2 36 $2 23 $2 23 $2 15 $2 18 $2 33 $2 49 $2 60 $2 66 $2 69 $0 $50 $100 $150 $200 $250 $300 $350 $400 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19

$0 $20 $40 $60 $80 $100 $120 $140 $160 Oc t- 92 Oc t- 94 Oc t- 96 Oc t- 98 Oc t- 00 Oc t- 02 Oc t- 04 Oc t- 06 Oc t- 08 Oc t- 10 Oc t- 12 Oc t- 14 Oc t- 16 MARKET DRIVER: OIL & GAS Sales to the oil & gas market represented about 5% of Anvil’s FY2016 net sales Source: Baker Hughes Data as of October 2016 Source: FactSet Data as of October 2016 U.S. Land Based Rig Count Oil Price - WTI ($/bbl) PAGE 20 0 500 1,000 1,500 2,000 2,500 Oc t- 90 Oc t- 92 Oc t- 94 Oc t- 96 Oc t- 98 Oc t- 00 Oc t- 02 Oc t- 04 Oc t- 06 Oc t- 08 Oc t- 10 Oc t- 12 Oc t- 14 Oc t- 16

Actions & Business Results

MANAGEMENT ACTIONS / INITIATIVES Reduce costs and improve operating leverage Divested U.S. Pipe Divested three non-core assets of Anvil Implemented Lean Six Sigma and other manufacturing improvements: • Increased production capacity without footprint expansion • Lowered labor costs Closed seven plants Consolidated distribution centers and smaller manufacturing facilities at Anvil Manage working capital and capital expenditures to generate free cash flow Generated free cash flow of $105.7mm – history of strong free cash flow generation Reduced debt by more than $600mm from September 30, 2008 through September 30, 2016 Pursue strategic growth opportunities by leveraging the Mueller brand Acquired leak detection and pipe condition assessment technologies Developed fixed leak detection technology capabilities Acquired and invested in AMI technology Enhanced Smart Water offering with remote disconnect meter, integrated leak detection and longer-range communications capabilities PAGE 22

HISTORY OF STRONG FINANCIAL PERFORMANCE

Fiscal year ended September 30


Mueller Co.
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $632 $679 $702 $716
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.5% 26.2% 27.5%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184 $197
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

($ in millions)

Net Sales

Note: Mueller Co. 2002-2012 net sales and adjusted EBITDA include Mueller Technologies in these years

Adjusted EBITDA(1) and Adjusted EBITDA Margin


ANVIL INTERNATIONAL
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391 $401 $371 $338
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9% 14.1% 12.2% 12.5%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55 $56 $45 $42
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

(1) Mueller Co. adjusted EBITDA excludes purchase accounting adjustments of $52.9 in 2006, goodwill and other impairment charges of $818.7 in 2009 and other charges of $0.1 in 2010, $1.4 in 2011, $2.5 in 2012, $1.5 in 2013, $2.1 in 2014, $8.4 in 2015 and $3.0 in 2016.

(1) Anvil adjusted EBITDA excludes purchase accounting adjustments of $17.3 in 2006, goodwill impairment charges of $92.7 in 2009 and other charges of $0.4 in 2009, $0.5 in 2010, $1.2 in 2011, $0.3 in 2012, $0.1 in 2013, $0.9 in 2014, $0.7 in 2015 and $2.3 in 2016

Mueller Water Products

PAGE 23

Q4 CONSOLIDATED NON-GAAP RESULTS Pleased that we continued to see margin expansion in all three of our businesses with a 7.6% increase in adjusted operating income Mueller Co.’s domestic sales of valves, hydrants and brass products increased 4.4%. Mueller Co. again had strong margin improvement with adjusted EBITDA margin of 30.3% Anvil’s net sales decreased 7.3% due to lower shipment volumes into the mechanical and oil & gas markets. Anvil's adjusted EBITDA margin increased 90 basis points Mueller Technologies had meaningful operating improvement on essentially flat year-over-year net sales Adjusted net income per share for the quarter was up 21.4% to $0.17 2016 adjusted net income per share increased about 25% to $0.49 7th consecutive year of operating margin expansion at MWP 2016 adjusted EBITDA margin of 17.4% - highest in our history 4Q16 results exclude certain charges totaling $1.7 million, $1.1 million net of tax 4Q15 results exclude certain charges totaling $0.6 million, $0.4 million net of tax PAGE 24 Fourth Quarter 2016 2015 Net sales $ 302.5 $ 311.4 Adj. operating income $ 48.4 $ 45.0 Adj. operating margin 16.0% 14.5 % Adj. net income per share $ 0.17 $ 0.14 Adj. EBITDA $ 61.8 $ 59.9 Adj. EBITDA margin 20.4% 19.2% $ in millions except per share amounts

DEBT STRUCTURE Net debt leverage of 1.5x and net debt of $290.1 million at September 30, 2016, down from a peak of more than 6x No significant required principal payments on outstanding debt before November 2021 No financial maintenance covenants with excess availability at the greater of $17.5 million or 10.0% of facility amount • $169 million of excess availability (as measured using September 30, 2016 data) DEBT STRUCTURE AT SEPTEMBER 30, 2016 $225 million ABL Agreement Expires July 2021* $500 million Term Loan B LIBOR* + 325 bps due November 2021 * Subject to a floor of 75 bps Debt Maturity (at 9/30/2016) $ in millions Total Debt $ in millions PAGE 25 * As amended July 2016 $1.549 $1,127 $1,101 $1.096 $740 $692 $678 $623 $601 $546 $489 $485

CAPITAL ALLOCATION Acquisitions Debt reduction Share repurchases Growth opportunities Dividends Free Cash Flow ($ in millions) PAGE 26

WHY INVEST IN MWA? Water industry has fundamentally strong long-term dynamics Driven by need for new and upgraded infrastructure Limited number of suppliers to end markets Increasing public awareness of the importance of water infrastructure Strong competitive position Leading brand positions with large installed base Leading municipal specification positions Comprehensive distribution network and strong end-user relationships Low-cost manufacturing operations using lost foam process for valves and hydrants Strong operating leverage as end markets grow Recovery of residential construction market Increased municipal spending Operational excellence initiatives Leveraging strengths with emerging trends Develop Intelligent Water TechnologyTM solutions Grow proprietary fixed leak detection offerings domestically and internationally Expand smart metering Strategic acquisitions / partnerships PAGE 27

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 29 Quarter ended September 30, 2016 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) GAAP Results: Net sales $ 190.1 $ 86.9 $ 25.5 $ — $ 302.5 Gross profit $ 71.5 $ 25.8 $ 6.3 $ — $ 103.6 Selling, general and administrative expenses 22.6 16.3 6.8 9.5 55.2 Other charges — 0.8 0.4 0.5 1.7 Operating income (loss) $ 48.9 $ 8.7 $ (0.9) $ (10.0) 46.7 Interest expense, net 5.6 Income tax expense 14.6 Net income $ 26.5 Net income per diluted share $ 0.16 Capital expenditures $ 11.9 $ 2.3 $ 2.5 $ 0.1 $ 16.8 Operating margin 25.7% 10.0% (3.5)% 15.4 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Net income $ 26.5 Other charges 1.7 Income tax benefit of adjusting items (0.6) Adjusted net income $ 27.6 Weighted average diluted shares outstanding 163.9 Adjusted net income per diluted share $ 0.17

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 30 Quarter ended September 30, 2016 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) Net income $ 26.5 Interest expense, net (1) 5.6 Income tax expense (1) 14.6 Operating income (loss) $ 48.9 $ 8.7 $ (0.9) $ (10.0) 46.7 Other charges — 0.8 0.4 0.5 1.7 Adjusted operating income (loss) 48.9 9.5 (0.5) (9.5) 48.4 Depreciation and amortization 8.7 3.2 1.3 0.2 13.4 Adjusted EBITDA $ 57.6 $ 12.7 $ 0.8 $ (9.3) $ 61.8 Adjusted operating margin 25.7% 10.9% (2.0)% 16.0 % Adjusted EBITDA margin 30.3% 14.6% 3.1% 20.4 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 71.5 Less capital expenditures (16.8) Free cash flow $ 54.7 (1) We do not allocate interest or income taxes to our segments.

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 31 Quarter ended September 30, 2015 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) GAAP results: Net sales $ 192.0 $ 93.7 $ 25.7 $ — $ 311.4 Gross profit $ 65.8 $ 25.5 $ 6.4 $ — $ 97.7 Selling, general and administrative expenses 20.2 16.6 8.2 7.7 52.7 Pension settlement 0.2 0.3 — — 0.5 Other charges — — — 0.1 0.1 Operating income (loss) $ 45.4 $ 8.6 $ (1.8) $ (7.8) 44.4 Interest expense, net 5.8 Income tax expense 16.3 Net income $ 22.3 Net income per diluted share $ 0.14 Capital expenditures $ 7.4 $ 1.8 $ 1.9 $ 0.1 $ 11.2 Operating margin 23.6% 9.2% (7.0)% 14.3 % Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 22.3 Pension settlement 0.5 Other charges 0.1 Income tax benefit of adjusting items (0.2) Income tax asset valuation allowance 0.3 Adjusted net income $ 23.0 Weighted average diluted shares outstanding 163.1 Adjusted net income per diluted share $ 0.14

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 32 Quarter ended September 30, 2015 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) Net income $ 22.3 Pension settlement 0.5 Other charges 0.1 Income tax benefit of adjusting items (0.2) Income tax asset valuation allowance 0.3 Adjusted net income $ 23.0 Weighted average diluted shares outstanding 163.1 Adjusted net income per diluted share $ 0.14 Net income $ 22.3 Interest expense, net (1) 5.8 Income tax expense (1) 16.3 Operating income (loss) $ 45.4 $ 8.6 $ (1.8) $ (7.8) $ 44.4 Pension settlement 0.2 0.3 — — 0.5 Other charges — — — 0.1 0.1 Adjusted operating income (loss) 45.6 8.9 (1.8) (7.7) 45.0 Depreciation and amortization 9.7 3.9 1.2 0.1 14.9 Adjusted EBITDA $ 55.3 $ 12.8 $ (0.6) $ (7.6) $ 59.9 Adjusted operating margin 23.8% 9.5% (7.0)% 14.5 % Adjusted EBITDA margin 28.8% 13.7% (2.3)% 19.2 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 68.6 Less capital expenditures (11.2) Free cash flow $ 57.4 (1) We do not allocate interest or income taxes to our segments.

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 33 Year ended September 30, 2016 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) GAAP Results: Net sales $ 715.7 $ 338.3 $ 84.9 $ — $ 1,138.9 Gross profit $ 250.7 $ 96.4 $ 17.2 $ — $ 364.3 Selling, general and administrative expenses 88.4 67.3 27.4 35.7 218.8 Pension settlement 2.2 0.5 — 13.9 16.6 Other charges 0.8 1.8 0.9 4.8 8.3 Operating income (loss) $ 159.3 $ 26.8 $ (11.1) $ (54.4) 120.6 Interest expense, net 23.6 Income tax expense 33.1 Net income $ 63.9 Net income per diluted share $ 0.39 Capital expenditures $ 24.3 $ 7.9 $ 7.0 $ 0.2 $ 39.4 Operating margin 22.3% 7.9% (13.1)% 10.6 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Net income $ 63.9 Pension settlement 16.6 Other charges 8.3 Income tax benefit of adjusting items (8.9) Adjusted net income $ 79.9 Weighted average diluted shares outstanding 163.4 Adjusted net income per diluted share $ 0.49

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 34 Year ended September 30, 2016 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) Net income $ 63.9 Interest expense, net (1) 23.6 Income tax expense (1) 33.1 Operating income (loss) $ 159.3 $ 26.8 $ (11.1) $ (54.4) 120.6 Pension settlement 2.2 0.5 — 13.9 16.6 Other charges 0.8 1.8 0.9 4.8 8.3 Adjusted operating income (loss) 162.3 29.1 (10.2) (35.7) 145.5 Depreciation and amortization 34.2 13.1 4.8 0.5 52.6 Adjusted EBITDA $ 196.5 $ 42.2 $ (5.4) $ (35.2) $ 198.1 Adjusted operating margin 22.7% 8.6% (12.0)% 12.8 % Adjusted EBITDA margin 27.5% 12.5% (6.4)% 17.4 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.9 Long-term debt 479.2 Total debt 485.1 Less cash and cash equivalents (195.0) Net debt $ 290.1 Net debt leverage (net debt divided by adjusted EBITDA) 1.5x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 145.1 Less capital expenditures (39.4) Free cash flow $ 105.7 (1) We do not allocate interest or income taxes to our segments.

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 35 Year ended September 30, 2015 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) GAAP results: Net sales $ 702.2 $ 371.1 $ 91.2 $ — $ 1,164.5 Gross profit $ 229.1 $ 101.1 $ 17.1 $ — $ 347.3 Selling, general and administrative expenses 83.8 70.4 29.9 32.3 216.4 Pension settlement 0.2 0.3 — — 0.5 Loss on Walter receivable — — — 11.6 11.6 Other charges 8.2 0.4 0.1 0.5 9.2 Operating income (loss) $ 136.9 $ 30.0 $ (12.9) $ (44.4) 109.6 Interest expense, net 27.6 Loss on early extinguishment of debt 31.3 Income tax expense 19.8 Net income $ 30.9 Net income per diluted share $ 0.19 Capital expenditures $ 20.5 $ 10.3 $ 6.5 $ 0.2 $ 37.5 Reconciliation of Non-GAAP performance measures to GAAP performance measures: Net income $ 30.9 Pension settlement 0.5 Loss on Walter receivable 11.6 Other charges 9.2 Loss on early extinguishment of debt 31.3 Income tax benefit of adjusting items (19.8) Income tax valuation allowance 0.3 Adjusted net income $ 64.0 Weighted average diluted shares outstanding 163.2 Adjusted net income per diluted share $ 0.39

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 36 Year ended September 30, 2015 Mueller Co. Anvil Mueller Technologies Corporate Total (in millions, except per share amounts) Net income $ 30.9 Interest expense, net (1) 27.6 Loss on early extinguishment of debt 31.3 Income tax expense (1) 19.8 Operating income (loss) $ 136.9 $ 30.0 $ (12.9) $ (44.4) 109.6 Pension settlement 0.2 0.3 — — 0.5 Loss on Walter receivable — — — 11.6 11.6 Other charges 8.2 0.4 0.1 0.5 9.2 Adjusted operating income (loss) 145.3 30.7 (12.8) (32.3) 130.9 Depreciation and amortization 38.8 14.7 4.2 0.4 58.1 Adjusted EBITDA $ 184.1 $ 45.4 $ (8.6) $ (31.9) $ 189.0 Adjusted operating margin 20.7% 8.3% (14.0)% 11.2 % Adjusted EBITDA margin 26.2% 12.2% (9.4)% 16.2 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 6.1 Long-term debt 482.9 Total debt 489.0 Less cash and cash equivalents (113.1) Net debt $ 375.9 Net debt leverage (net debt divided by adjusted EBITDA) 2.0x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 87.8 Less capital expenditures (37.5) Free cash flow $ 50.3 (1) We do not allocate interest or income taxes to our segments.

Questions